Offerings - Offering: 1	Aug. 26, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt securities
Amount Registered | shares	4,184
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 4,184,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 617.56
Offering Note	Fee per Rule 457(r)